UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2009
WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Aplenstrasse 15, 6300 Zug, Switzerland (Address of Principal Executive Offices)		Not Applicable (Zip Code)
Telephone number, area code: +41-41-729-4242
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 2.02. Results of Operations and Financial Condition
On April 20, 2009, we issued a news release announcing results for the quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1.
On April 20, 2009, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:30 a.m. eastern, 9:30 a.m. central, regarding the first quarter results. This scheduled conference call was previously announced on March 16, 2009 and will be available via real-time webcast.
To access the call please contact the conference call operator at 800-295-4740, or 617-614-3925 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford”. A replay will be available until 5:00 p.m. central, April 27, 2009. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 86383767.
An enhanced webcast of the conference call and replay will be provided by Thomson and will be available through Weatherford’s web site at http://www.weatherford.com. To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.
Item 7.01. Regulation FD Disclosure
On April 20, 2009, we issued a news release announcing results for the quarter ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibit
     (d) Exhibit
99.1	Press release dated April 20, 2009 announcing results for the quarter ended March 31, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: April 20, 2009	/s/ Andrew P. Becnel
Andrew P. Becnel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit

99.1	Press release dated April 20, 2009 announcing earnings for the quarter ended March 31, 2009